Other Income (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016		Dec. 31, 2015		Dec. 31, 2014
Management fee revenue	$ 18,298		$ 23,094		$ 23,867
Interest and other income	127,688	[1]	89,582	[2]	80,624	[3]
Other income	145,986		112,676		104,491
Lease termination	63,200
Gain on refinance of notes receivable	27,700
Gain from the sale of an investment accounted for under the equity method					$ 19,900
AeroTurbine, Inc. [Member]
Expense related to a lower of cost or market adjustment of parts inventory	36,000		38,700
Gain from the settlement of asset value guarantees			22,600
Income from net insurance proceeds	$ 54,200		$ 16,200

[1]	Includes income from net insurance proceeds of $54.2 million, lease terminations of $63.2 million and a gain related to the repayment of a note receivable earlier than expected of $27.7 million. In addition, we incurred an expense of $36.0 million related to a lower of cost or market adjustment of AeroTurbine's parts inventory as a result of the AeroTurbine downsizing. Please refer to Note 26-AeroTurbine restructuring.
[2]	Includes income from net insurance proceeds of $16.2 million and the settlement of asset value guarantees of $22.6 million. In addition, we incurred an expense of $38.7 million related to a lower of cost or market adjustment of AeroTurbine's parts inventory as a result of the AeroTurbine downsizing. Please refer to Note 26-AeroTurbine restructuring.
[3]	Includes a $19.9 million gain from the sale of an investment accounted for under the equity method.